UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2014

DORCHESTER MINERALS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	000-50175	81-0551518
(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization	File Number	Identification No.)

3838 Oak Lawn, Suite 300, Dallas, Texas 75219

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (214) 559-0300

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                 Regulation FD Disclosure

On May 14, 2014, the Registrant will hold its 2014 Annual Meeting of Limited Partners. As the Chairman of the meeting, William Casey McManemin, the Chief Executive Officer of Dorchester Minerals, L.P., will discuss historical financial and operational information of Dorchester Minerals, L.P. The slide presentation Mr. McManemin will use in conjunction with his presentation is attached as Exhibit No. 99.1. In addition, a printer friendly copy of the slide presentation is available on the Registrant’s website, www.dmlp.net, under “Investor Relations — Annual Meeting Presentations and Proxy Material.”

Item 9.01                 Financial Statements and Exhibits

(d)           Exhibits

99.1         Slide Presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Limitation on Incorporation by Reference

In accordance with general instructions B.2 and B.6 of Form 8-K, the information disclosed in this report under Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DORCHESTER MINERALS, L.P.

Registrant

by  Dorchester Minerals Management LP

its General Partner,

by  Dorchester Minerals Management GP LLC

its General Partner

Date: May 12, 2014

By: /s/  William Casey McManemin

William Casey McManemin

Chief Executive Officer

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